Certain identified information has been excluded from the exhibit because it is both not material and the type that the Registrant treats as private or confidential.

MASTER SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

SPDR Series Trust

OPERATIONAL ETFS

SPDR® Bloomberg Emerging Markets Local Bond ETF

SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF

SPDR® Bloomberg International Treasury Bond ETF

SPDR® Bloomberg International Corporate Bond ETF

SPDR® Bloomberg Short Term International Treasury Bond ETF

SPDR® FTSE International Government Inflation-Protected Bond ETF

State Street® SPDR® Bloomberg 1-10 Year TIPS ETF (formerly, SPDR® Bloomberg 1-10 Year TIPS ETF)

State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF (formerly, SPDR® Bloomberg 1-3 Month T-Bill ETF)

State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF (formerly, SPDR® Bloomberg 3-12 Month T-Bill ETF)

State Street® SPDR® Bloomberg Convertible Securities ETF (formerly, SPDR® Bloomberg Convertible Securities ETF)

State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF (formerly, SPDR® Bloomberg Emerging Markets USD Bond ETF)

State Street® SPDR® Bloomberg High Yield Bond ETF (formerly, SPDR® Bloomberg High Yield Bond ETF)

State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF (formerly, SPDR® Bloomberg Investment Grade Floating Rate ETF)

State Street® SPDR® Bloomberg Short Term High Yield Bond ETF (formerly, SPDR® Bloomberg Short Term High Yield Bond ETF)

State Street® SPDR® Dow Jones® REIT ETF (formerly, SPDR® Dow Jones® REIT ETF)

State Street® SPDR® FactSet Innovative Technology ETF (formerly, SPDR® FactSet Innovative Technology ETF)

State Street® SPDR® Global Dow ETF (formerly, SPDR® Global Dow ETF)

State Street® SPDR® ICE Preferred Securities ETF (formerly, SPDR® ICE Preferred Securities ETF)

State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF (formerly, SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF)

State Street® SPDR® MSCI USA Climate Paris Aligned ETF (formerly, SPDR® MSCI USA Climate Paris Aligned ETF)

State Street® SPDR® MSCI USA Gender Diversity ETF (formerly, SPDR® MSCI USA Gender Diversity ETF)

State Street® SPDR® MSCI USA StrategicFactorsSM ETF (formerly, SPDR® MSCI USA StrategicFactorsSM ETF)

State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF (formerly, SPDR® Nuveen ICE High Yield Municipal Bond ETF)

State Street® SPDR® Nuveen ICE Municipal Bond ETF (formerly, SPDR® Nuveen ICE Municipal Bond ETF)

State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF (formerly, SPDR® Nuveen ICE Short Term Municipal Bond ETF)

State Street® SPDR® NYSE Technology ETF (formerly, SPDR® NYSE Technology ETF)

State Street® SPDR® Portfolio Aggregate Bond ETF (formerly, SPDR® Portfolio Aggregate Bond ETF)

State Street® SPDR® Portfolio Corporate Bond ETF (formerly, SPDR® Portfolio Corporate Bond ETF)

State Street® SPDR® Portfolio High Yield Bond ETF (formerly, SPDR® Portfolio High Yield Bond ETF)

State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF (formerly, SPDR® Portfolio Intermediate Term Corporate Bond ETF)

State Street® SPDR® Portfolio Intermediate Term Treasury ETF (formerly, SPDR® Portfolio Intermediate Term Treasury ETF)

State Street® SPDR® Portfolio Long Term Corporate Bond ETF (formerly, SPDR® Portfolio Long Term Corporate Bond ETF)

State Street® SPDR® Portfolio Long Term Treasury ETF (formerly, SPDR® Portfolio Long Term Treasury ETF)

State Street® SPDR® Portfolio Mortgage Backed Bond ETF (formerly, SPDR® Portfolio Mortgage Backed Bond ETF)

State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF (formerly, SPDR® Portfolio S&P 400TM Mid Cap ETF)

State Street® SPDR® Portfolio S&P 500® ETF (formerly, SPDR® Portfolio S&P 500® ETF)

State Street® SPDR® Portfolio S&P 500® Growth ETF (formerly, SPDR® Portfolio S&P 500® Growth ETF)

State Street® SPDR® Portfolio S&P 500® High Dividend ETF (formerly, SPDR® Portfolio S&P 500® High Dividend ETF)

State Street® SPDR® Portfolio S&P 500® Value ETF (formerly, SPDR® Portfolio S&P 500® Value ETF)

State Street® SPDR® Portfolio S&P 600TM Small Cap ETF (formerly, SPDR® Portfolio S&P 600TM Small Cap ETF)

State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF (formerly, SPDR® Portfolio S&P 1500® Composite Stock Market ETF)

State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF (formerly, SPDR® Portfolio S&P Sector Neutral Dividend ETF)

State Street® SPDR® Portfolio Short Term Corporate Bond ETF (formerly, SPDR® Portfolio Short Term Corporate Bond ETF)

State Street® SPDR® Portfolio Short Term Treasury ETF (formerly, SPDR® Portfolio Short Term Treasury ETF)

State Street® SPDR® Portfolio TIPS ETF (formerly, SPDR® Portfolio TIPS ETF)

State Street® SPDR® Portfolio Treasury ETF (formerly, SPDR® Portfolio Treasury ETF)

State Street® SPDR® Portfolio Ultra Short T-Bill ETF

State Street® SPDR® Russell 1000 Low Volatility Focus ETF (formerly, SPDR® Russell 1000 Low Volatility Focus ETF)

State Street® SPDR® Russell 1000 Momentum Focus ETF (formerly, SPDR® Russell 1000 Momentum Focus ETF)

State Street® SPDR® Russell 1000 Yield Focus ETF (formerly, SPDR® Russell 1000 Yield Focus ETF)

State Street® SPDR® S&P 400 TM Mid Cap Growth ETF (formerly, SPDR® S&P 400 TM Mid Cap Growth ETF)

State Street® SPDR® S&P 400 TM Mid Cap Value ETF (formerly, SPDR® S&P 400 TM Mid Cap Value ETF)

State Street® SPDR® S&P 500® ESG ETF (formerly, SPDR® S&P 500® ESG ETF)

State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF (formerly, SPDR® S&P® 500 Fossil Fuel Reserves Free ETF)

State Street® SPDR® S&P 600 TM Small Cap Growth ETF (formerly, SPDR® S&P 600 TM Small Cap Growth ETF)

State Street® SPDR® S&P 600 TM Small Cap Value ETF (formerly, SPDR® S&P 600 TM Small Cap Value ETF)

State Street® SPDR® S&P® 1500 Momentum Tilt ETF (formerly, SPDR® S&P® 1500 Momentum Tilt ETF)

State Street® SPDR® S&P® 1500 Value Tilt ETF (formerly, SPDR® S&P® 1500 Value Tilt ETF)

State Street® SPDR® S&P® Aerospace & Defense ETF (formerly, SPDR® S&P® Aerospace & Defense ETF)

State Street® SPDR® S&P® Bank ETF (formerly, SPDR® S&P® Bank ETF)

State Street® SPDR® S&P® Biotech ETF (formerly, SPDR® S&P® Biotech ETF)

State Street® SPDR® S&P® Capital Markets ETF (formerly, SPDR® S&P® Capital Markets ETF)

State Street® SPDR® S&P® Dividend ETF (formerly, SPDR® S&P® Dividend ETF)

State Street® SPDR® S&P® Health Care Equipment ETF (formerly, SPDR® S&P® Health Care Equipment ETF)

State Street® SPDR® S&P® Health Care Services ETF (formerly, SPDR® S&P® Health Care Services ETF)

State Street® SPDR® S&P® Homebuilders ETF (formerly, SPDR® S&P® Homebuilders ETF)

State Street® SPDR® S&P® Insurance ETF (formerly, SPDR® S&P® Insurance ETF)

State Street® SPDR® S&P Kensho Clean Power ETF (formerly, SPDR® S&P Kensho Clean Power ETF)

State Street® SPDR® S&P Kensho Final Frontiers ETF (formerly, SPDR® S&P Kensho Final Frontiers ETF)

State Street® SPDR® S&P Kensho Future Security ETF (formerly, SPDR® S&P Kensho Future Security ETF)

State Street® SPDR® S&P Kensho Intelligent Structures ETF (formerly, SPDR® S&P Kensho Intelligent Structures ETF)

State Street® SPDR® S&P Kensho New Economies Composite ETF (formerly, SPDR® S&P Kensho New Economies Composite ETF)

State Street® SPDR® S&P Kensho Smart Mobility ETF (formerly, SPDR® S&P Kensho Smart Mobility ETF)

State Street® SPDR® S&P® Metals & Mining ETF (formerly, SPDR® S&P® Metals & Mining ETF)

State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF (formerly, SPDR® S&P® Oil & Gas Equipment & Services ETF)

State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF (formerly, SPDR® S&P® Oil & Gas Exploration & Production ETF)

State Street® SPDR® S&P® Pharmaceuticals ETF (formerly, SPDR® S&P® Pharmaceuticals ETF)

State Street® SPDR® S&P® Regional Banking ETF (formerly, SPDR® S&P® Regional Banking ETF)

State Street® SPDR® S&P® Retail ETF (formerly, SPDR® S&P® Retail ETF)

State Street® SPDR® S&P® Semiconductor ETF (formerly, SPDR® S&P® Semiconductor ETF)

State Street® SPDR® S&P SmallCap 600 ESG ETF (formerly, SPDR® S&P SmallCap 600 ESG ETF)

State Street® SPDR® S&P® Software & Services ETF (formerly, SPDR® S&P® Software & Services ETF)

State Street® SPDR® S&P® Telecom ETF (formerly, SPDR® S&P® Telecom ETF)

State Street® SPDR® S&P® Transportation ETF (formerly, SPDR® S&P® Transportation ETF)

State Street® SPDR® US Large Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Large Cap Low Volatility Index ETF)

State Street® SPDR® US Small Cap Low Volatility Index ETF (formerly, SPDR® SSGA US Small Cap Low Volatility Index ETF)

[REDACTED]

As of October 31, 2025